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                                  Exhibit 10.1

                    BOETTCHER VENTURE CAPITAL PARTNERS, L.P.
                             (A Limited Partnership)

                         Statement of Operations For the
              Period from October 1, 1998 through December 31, 1998
                                   (Unaudited)

Investment Income:
     Interest and dividends from
       short-term and portfolio
       investments                                                 $  38,225
                                                                   ---------

Expenses:
     Professional fees                                                14,055
     Other expenses                                                    1,443
                                                                   ---------

Total expenses                                                        15,498
                                                                   ---------

Net investment gain                                                   22,727

Realized gain on sale of portfolio
  investments                                                              -
                                                                   ---------

Net investment loss and realized gain
  allocable to partners                                               22,727

Net change in unrealized appreciation
  of portfolio investments                                                 -
                                                                   ---------

Net increase (decrease) in net assets                              $  22,727
                                                                   =========

Net investment gain (loss) per unit of
  Limited partner interest                                         $    2.13
                                                                   =========

Weighted average number of limited
  partnership units outstanding                                       10,694
                                                                   =========

See accompanying notes to financial statements.

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